SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2003

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive
Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

ITEM 7.              Financial Statements and Exhibits

(c)                                            Exhibits

Exhibit No.	Description
99.1	Press Release of Coherent, Inc. issued on October 22, 2003

ITEM 12.            Results of Operations and Financial Condition

On October 22, 2003, Coherent, Inc. (“Coherent”) issued a press release regarding its revision of financial guidance for the quarter ending September 27, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 23, 2003

COHERENT, INC.

By: /s/ Helene Simonet
Helene Simonet
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Coherent, Inc. issued on October 22, 2003